UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 18, 2007
                                                 ____________________________


                             GS FINANCIAL CORP.
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Louisiana                             000-22269                    72-1341014
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification  No.)


3798 Veterans Boulevard, Metairie, Louisiana                            70002
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (504) 457-6220
                                                    _________________________


                              Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
          ________________________

     At a meeting held on July 17, 2007, the Board of Directors of GS Financial Corp. (the "Company") approved a quarterly cash dividend of $.10 per share.
By press release dated July 18, 2007, the Company announced the declaration of the quarterly cash dividend, which is payable on August 15, 2007 to shareholders of record as of July 31, 2007.

     For additional information, reference is made to the Company's press release dated July 18, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which may be incorporated.

Item 9.01 Financial Statements and Exhibits
          _________________________________

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d) The registrant's press release, dated July 18, 2007, is attached hereto as Exhibit 99.1.




















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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GS FINANCIAL CORP.





Date:  July 18, 2007          By: /s/Bruce A. Scott
                                  _________________________________________
                                  Bruce A. Scott
                                  Executive Vice President
































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                                EXHIBIT INDEX


        Exhibit No.      Description
        _______________  ______________________________________________

        99.1             Press release dated July 18, 2007